SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 27, 2005
Date of Report (Date of Earliest Event Reported)

IEA Income Fund VIII, A California Limited Partnership

(Exact name of registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

0-17942	94-3046886

(Commission File Number)	(IRS Employer Identification No.)

One Front Street, Suite 925, San Francisco, California 94111
(Address of principal executive offices) (Zip Code)

(415) 677-8990
(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 8.01 Other Events

     On June 27, 2005, Cronos Capital Corp., a California corporation and the General Partner (the “General Partner”) of the Registrant, IEA Income Fund VIII, A California Limited Partnership (the “Partnership”), transmitted a letter to all of the limited partners of the Partnership (the “Letter”) in response to a mini-tender offer made to the limited partners by Peachtree Partners (“Peachtree”). A copy of the Letter is attached hereto as Exhibit 99.1.

     In the Letter, the General Partner expresses no opinion on Peachtree’s tender offer and does not recommend acceptance or rejection of the offer. Instead, the General Partner discloses certain information that should be taken into account by the limited partners when considering Peachtree’s offer. The General Partner states that the winding-up of the Partnership is accelerating and, in conjunction therewith, the General Partner has solicited bids for the purchase of the remaining container assets of the Partnership with the objective to negotiate and consummate a sale by the end of this year. The Letter also provides that the net book value of each outstanding Partnership unit was $32.00 as of March 31, 2005; however, the General Partner cautions that the Partnership may or may not obtain such amount in disposing of its remaining container assets.

     Forward-Looking Statements

     This Current Report and the exhibit furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the sale of remaining container assets by the end of the year. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the risk that no bids may be made in response to the General Partner’s solicitation or that the bid or bids made are on terms that the General Partner deems not to be in the best interest of the Partnership and its limited partners. More information about the Partnership and risks related to the Partnership’s business are detailed in the Partnership’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2004, and on its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. The Partnership does not undertake an obligation to update forward-looking statements.

Item 9.01 Exhibits

(c)	Exhibits

Exhibit 99.1 – Letter from Cronos Capital Corp. to all limited partners of the Partnership, dated June 27, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEA INCOME FUND VIII, A CALIFORNIA PARTNERSHIP

	By	Cronos Capital Corp.
The General Partner

	By	/s/ Elinor A. Wexler

Elinor A. Wexler
Vice President-Administration and
Secretary

Date: June 29, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Letter from Cronos Capital Corp. to all limited partners of the Partnership, dated June 27, 2005.